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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 11, 2002


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to dated as of June 1, 2002, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2002-S2).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)


       Delaware                     333-73712                  95-4596514
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   (State or Other                 (Commission              (I.R.S. Employer
     Jurisdiction                  File Number)            Identification No.)
  of Incorporation)


            4500 Park Granada
          Calabasas, California                                  91302
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          (Address of Principal                                (Zip Code)
            Executive Offices)

       Registrant's telephone number, including area code (818) 225-3237


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Item 5.  Other Events.
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Filing of Computational Materials
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     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 2002-S2.

     In connection with the offering of the Asset-Backed Certificates, Series 2002-S2, Countrywide Securities Corporation ("CSC"), Bank Of America Securities LLC ("BOA") and Deutsche Bank Securities Inc. ("Deutsche Bank"), as underwriters of the Certificates, have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSC, BOA and Deutsche Bank with certain information regarding the characteristics of the Mortgage Loans, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated June 13, 2002.









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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-S2

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

           99.1 Computational Materials filed on Form SE dated June 13, 2002.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.



                                    By:  /s/ Ceila Coulter
                                         ----------------------
                                         Name:   Ceila Coulter
                                         Title:  Vice President



Dated:  June 13, 2002

Exhibit Index
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Exhibit                                                                   Page
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99.1 Countrywide Securities Corporation Computational Materials filed on Form SE dated June 13, 2002.